UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                AMENDED FORM 8-K
                                 August 31, 2000
                                 CURRENT REPORT

                                     0-29705
                            (Commission file number)

                THE MURDOCK GROUP CAREER SATISFACTION CORPORATION
             (Exact name of registrant as specified in its charter)

         UTAH                             736104                87-0574421
(State or other jurisdiction of    (Primary Standard     (IRS Employer Classifi-
incorporation or organization)     Industrial ID number)   cation Code Number)


        5295 SOUTH COMMERCE DRIVE, SUITE 300, SALT LAKE CITY, UTAH 84107
                    (Address of principal executive offices)


                                 (801) 268-3232
                         (Registrant's telephone number)

Item 2. Acquisition or Disposition of Assets

         As stated in its Form 8-K filed on July 14, 2000, the registrant acquired a total of 750.68 acres of raw land in Eagle Mountain, a city in Utah County, Utah (the "Property"), in exchange for 6,088,584 of its class A common voting shares (the "Shares") and $1,612,684 in cash on June 30, 2000. The registrant, through its Real Estate Division, plans to add entitlements to the Property, primarily concept planning and rezoning, and sell it off to one or more developers over the next 2 years.

         All component parcels of the Property were owned by Grant B. Smith and James E. Smith, father and son, personally and through two corporations and a partnership. These entities were holding companies which leased the land to related companies for farming purposes; they conducted no other business activities.

         The registrant acquired the Property from the Smiths by merging with the corporations and purchasing the other parcels for cash. The registrant acquired G&J Farms, Inc., a Utah corporation which owned 355.7458 acres of the Property, in exchange for 3,124,824 Shares, and G.S.F., Inc., a Utah corporation which owned 316.6145 acres of the Property, in exchange for 2,781,100 Shares. The registrant was the surviving entity in both of these mergers.

         Immediately after these transactions, the Smiths as the sole shareholders of the corporations became the owners of 23.51% of the outstanding shares of the registrant as follows: Grant B. Smith, 17.29%, and James E. Smith, 6.22%. Prior to the transactions neither was affiliated with the registrant.

         In addition to the Property acquired by merger, registrant purchased for cash 78.32 acres of the Property held by the following parties as tenants in common: Grant B. Smith, 25.71%; James E. Smith, 25.71%; and Grant Smith Farms L.P., 48.58%, paying $414,636, $414,636, and $783,424 respectively. These funds were borrowed by the registrant from Clark Real Estate. The partnership is owned 61% by the Smiths and 39% by family members.

         As a part of these transactions, the Smiths and related entities leased back from the registrant the right to farm the Property until the Property is sold.

         In connection with all of the sales of restricted stock described above, the Company relied upon exemptions from the registration requirements of the Securities Act of 1933, including the exemptions afforded by Rule 506 and
Section 4(2) under the Securities Act for offers and sales of securities not involving any public offering. The purchasers of such shares represented and warranted to the Company that they were acquiring the shares for their own account and for investment and not with a view to the public resale or distribution thereof.

         In addition, the purchasers were advised that the securities issued in these transactions are restricted securities and that there are significant restrictions on transferability applicable to the securities by reason of federal and state securities laws and that the purchasers could not sell or otherwise transfer the securities except in accordance with the applicable securities laws.

         In each case the purchasers were provided with access to all material information (and with the opportunity to ask questions and receive answers) regarding the Company and the securities, and the purchasers represented that they were accredited investors under Rule 501 of Regulation D or they have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of the acquisition and holding of the securities issued in these transactions.

         A legend was placed on all certificates and instruments representing these securities stating that the securities evidenced by such certificates or instruments have not been registered under the Securities Act and setting forth the restrictions on their transfer and sale.

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

Item 7. Financial Statements and Exhibits

In its Form 8-K filed on July 14, 2000, the registrant noted that financial statements respecting the acquisitions described in Item 2 would be filed by amendment no later than 60 days after the date of the filing. The following exhibit is filed herewith:

1.       Memorandum from Hansen Barnett & Maxwell, Certified Public Accountants.

The following exhibits were filed with the 8-K filed on July 14, 2000:

1. Agreement and Plan of Merger between the registrant and G&J Farms, Inc.;
2.       Agreement and Plan of Merger between the registrant and G.F.S., Inc.;
3.       Farm Lease Agreement between the registrant and Grant Smith Farms.


Signatures

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Murdock Group Career Satisfaction Corporation
Dated this 31st day of August, 2000

/s/ KC Holmes
--------------------
By KC Holmes, CEO


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

                                Index of Exhibits

Exhibit
No.                   Description                                    Page
3.1      Articles of Incorporation dated November 5, 1997      Previously filed
3.2      Bylaws dated November 5, 1997                         Previously filed
3.3      Amended Bylaws of The Murdock Group Career            Previously filed
         Satisfaction Corporation dated January 3,2000
4.1      Form of Stock certificate                             Previously filed
4.2      Form of Bond certificate                              Previously filed
10.1 Purchase of The Murdock Group by Envision Career Previously filed Services, LLC dated July 26, 1996.
10.2 Exchange Agreement between The Murdock Group and Previously filed Envision dated May 31, 1998.
10.3     Lease of Office Space by Corporate Headquarters       Previously filed
10.4     License Agreement with myjobsearch.com, inc.          Previously filed
10.5     1999 Stock Option Plan                                Previously filed
10.6     Stock Option Form of Award                            Previously filed
10.7     Contract for Purchase of Real Property                Previously filed
10.8     Contract for Purchase of Real Property                Previously filed
10.9     Contract for Purchase of Real Property                Previously filed
10.10    Contract for Purchase of Real Property                Previously filed
10.11    Contract for Purchase of Real Property                Previously filed
10.12    Contract for Purchase of Real Property                Previously filed
10.13    Contract for Purchase of Real Property                Previously filed
10.14    Contract for Purchase of Real Property                Previously filed
10.15    Contract for Purchase of Real Property                Previously filed
10.16    Contract for Purchase of Real Property                Previously filed
10.17    Contract for Purchase of Real Property                Previously filed
10.18    Contract for Purchase of Real Property                Previously filed
10.19    Contract for Purchase of Real Property                Previously filed
10.20    Contract for Purchase of Real Property                Previously filed
10.21    Agreement and Plan of Merger with G&J Farms, Inc      Previously filed
10.22    Agreement and Plan of Merger with G.F.S., Inc.        Previously filed
10.23    Farm Lease Agreement                                  Previously filed
16       Letter on change in certifying accountant             Previously filed
21.1     List of subsidiaries                                  Previously filed
23.1     Consent of Hansen Barnett & Maxwell, CPA              Previously filed
23.2     Consent of David Thomson, CPA                         Previously filed
23.3     Memorandum of Hansen Barnett & Maxwell, CPA                   5
27       Financial Data Schedule                               Previously filed

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